UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	April 16, 2004
(Date of earliest event reported)

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5725 Delphi Drive, Troy, Michigan		48098

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EX-99(a) Press Release dated April 16, 2004

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Delphi Corporation (“Delphi”) today released financial information containing highlighted financial data for the three months ended March 31, 2004. A copy of the press release is attached as exhibit 99 (a) hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)

Date:	April 16, 2004

By
/s/ John D. Sheehan
(John D. Sheehan, Chief Accounting
Officer and Controller)

Exhibit Index

Exhibit
Number	Exhibit Name
99(a)	Press Release dated April 16, 2004